UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 13, 2008 (November 13, 2008)
GAYLORD ENTERTAINMENT COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-13079	73-0664379

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer
Identification No.)

One Gaylord Drive
Nashville, Tennessee	37214

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (615) 316-6000

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.
     On November 13, 2008, at a regularly scheduled meeting, the Board of Directors of Gaylord Entertainment Company (the “Company”) adopted and approved Second Amended and Restated By-Laws of the Company (the “By-Laws”) to make the following changes to the previous bylaws of the Company:
•	clarify that only director nominations or other business proposals properly brought before a stockholders’ meeting will be considered at the meeting;

•	distinguish between the notice procedures for stockholders seeking to nominate directors and the notice procedures for stockholders seeking to propose other business at a stockholders’ meeting;

•	clarify that the adjournment or postponement of a stockholders’ meeting will not extend the notice periods under the By-Laws for submission of director nominations or other business proposals;

•	update the information that a stockholder must provide in a notice to the Company to nominate directors or propose other business at a stockholders’ meeting to include:
•	disclosure of all direct and indirect ownership interests of the stockholder in the Company, including derivative holdings and short positions;

•	disclosure of the proposed business, the interests of the stockholder in the proposed business and any agreements with others regarding the proposed business;

•	disclosure of whether or not the stockholder intends to solicit proxies in support of the director nomination or proposed business;

•	certification of whether the stockholder has complied with all applicable laws in connection with (a) such stockholder’s acquisition of the Company’s stock and (b) such stockholder’s actions as a stockholder of the Company; and

•	with respect to director nominees, disclosure of the qualifications of such nominee, including material relationships between the stockholder and the nominee and completion of the Company’s D&O questionnaire.
•	clarify that if a stockholder submits information in connection with a director nomination or other business proposal that is materially inaccurate, such stockholder’s nomination or business proposal will not be considered as having been properly brought before the meeting;
•	distinguish the notice and information requirements in the By-Laws in connection with director nominations and other business proposals from the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934;

•	clarify that amendments to the indemnification provisions of the By-Laws will only operate prospectively and will not affect claims arising out of events occurring prior to such amendments; and
•	otherwise clarify and update the By-Laws.
     The amendments to the By-Laws took effect on November 13, 2008 in accordance with resolutions adopted by the Board of Directors, which acted upon the recommendation of the Nominating and Corporate Governance Committee of the Board of Directors. The foregoing description of the amendments to the By-Laws is qualified in its entirety by reference to the full text of the Second Amended and Restated By-Laws of the Company which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits

3.1	Second Amended and Restated By-Laws of Gaylord Entertainment Company.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAYLORD ENTERTAINMENT COMPANY
Date: November 13, 2008	By:	/s/ Carter R. Todd
		Name:	Carter R. Todd
		Title:	Senior Vice President, General Counsel and Secretary

INDEX OF EXHIBITS

3.1	Second Amended and Restated By-Laws of Gaylord Entertainment Company.